EXHIBIT 10.11.5

               FIFTH AMENDMENT TO FIFTH RESTATED CREDIT AGREEMENT

          This Fifth Amendment to Fifth Restated Credit Agreement (this "FIFTH AMENDMENT") is entered into as of the 1st day of November, 1996, by and among Snyder Oil Corporation ("BORROWER"), NationsBank of Texas, N.A., as Agent ("AGENT"), and NationsBank of Texas, N.A. ("NATIONSBANK"), Bank One, Texas, N.A. ("BANK ONE"), Wells Fargo Bank, N.A. ("WELLS FARGO"), and Texas Commerce Bank National Association ("TCB") as Banks (the "BANKS").

                               W I T N E S E T H:

        WHEREAS, the Banks, Borrower and Agent are parties to that certain Fifth Restated Credit Agreement dated as of June 30, 1994, as amended by that certain
(i) letter agreement by and among Borrower and the Banks dated as of May 1, 1995, (ii) Second Amendment to Fifth Restated Credit Agreement by and among Borrower, Agent and the Banks dated as of June 30, 1995, (iii) Third Amendment to Fifth Restated Credit Agreement by and among Borrower, Agent and the Banks dated as of November 1, 1995, and (iv) Fourth Amendment to Fifth Restated Credit Agreement by and among Borrower, Agent and the Banks dated as of April 4, 1996 (as amended, the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

        WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Borrower, and Agent has issued certain Letters of Credit on behalf of Borrower; and

        WHEREAS, Borrower has requested that (i) the Banks waive their right to make a Special Determination of the Borrowing Base in connection with any sale or sales of the Sale Properties (as herein defined), (ii) Section 9.2 of the Credit Agreement be amended in certain respects, (iii) Section 9.11 of the Credit Agreement be amended in certain respects, (iv) the amount of the Total Borrowing Base and the amounts of the Facility A Borrowing Base and the Facility B Borrowing Base for the period commencing on November 1, 1996 and continuing until the next succeeding Determination Date be set forth herein, and (v) the Banks extend the Facility B Termination Date to October 30, 1997; and

        WHEREAS, subject to the terms and conditions herein contained, the Banks have agreed to Borrower's requests.

        NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Agent and each Bank hereby agree as follows:

        SECTION 1. AMENDMENTS. Subject to the satisfaction of each condition precedent set forth in SECTION 5 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, the Credit Agreement shall be amended effective November 1, 1996 (the "EFFECTIVE DATE") in the manner provided in this SECTION 1.

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          1.1.  AMENDMENT  TO  DEFINITIONS.  The  definition  of  "Loan  Papers"
contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

               "Loan Papers" means this Agreement, the Letter Agreement, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Mortgages, the Restricted Subsidiary Guarantees and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

          1.2. ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:

               "Fifth Amendment" means that certain Fifth Amendment to Fifth Restated Credit Agreement dated as of November 1, 1996, by and among Borrower, Agent and the Banks.

          1.3. RESTRICTED PAYMENTS COVENANT. Section 9.2 of the Credit Agreement shall be amended to read in full as follows:

               SECTION 9.2. RESTRICTED PAYMENTS. Neither Borrower nor any Restricted Subsidiary will declare or make any Restricted Payment; provided, that, so long as no Default or Event of Default, Borrowing Base Deficiency or noncompliance with SECTION 10.4 exists (without giving effect to the cure periods provided by SECTION 4.4 or 10.4), and provided further that no Default or Event of Default, Borrowing Base Deficiency or non compliance with SECTION 10.4 would result from such Restricted Payment (without giving effect to the cure periods provided by SECTION 4.4 or 10.4), Borrower and Restricted Subsidiaries may (a) make Restricted Payments in an aggregate amount (measured cumulatively from January 1, 1996) not to exceed the sum of the following (i) $75,000,000, plus (ii) the net cash proceeds to Borrower from all equity offerings completed by Borrower of Borrower's equity securities after January 1, 1996, plus (iii) all cash Distributions actually received by Borrower or any Restricted Subsidiary from Unrestricted Subsidiaries after January 1, 1996, plus (iv) fifty percent (50%) of Borrower's Consolidated Cash Flow earned on or after January 1, 1996 to the earlier of (y) the date of determination, or (z) December 31, 1996, (b) declare and make a Qualified Redemption of the First Issue, (c) declare and make a Qualified Redemption of the Second Issue, (d) declare and make a Qualified Redemption of the Third Convertible Debentures, (e) issue the First Convertible Debentures in exchange for the First Preferred Stock, and (f) issue the Second Convertible Debentures in exchange for the Second Preferred Stock. Notwithstanding the foregoing, the aggregate amount of Distributions consisting of dividends paid on or with respect to the Common Stock of Borrower shall not exceed $.30 per weighted average share outstanding during any period of four (4) consecutive fiscal quarters. Furthermore, provided, that, no Default or Event of Default, Borrowing Base Deficiency or noncompliance with SECTION 10.4 has occurred which is continuing (without giving effect to the cure periods provided by SECTION 4.4 or 10.4), on May 1, 1997, (Y) subsection
        (a)(iv) of this SECTION 9.2 shall be automatically amended,

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        without the  necessity of any further  action by Borrower,  Agent or any
        Bank, to read in full as follows: "(iv) fifty percent (50%) of Borrower's Consolidated Cash Flow earned on or after January 1, 1996 to the date of determination," and, (Z) the sentence immediately preceding this sentence and beginning with the phrase "Notwithstanding the foregoing" shall automatically be deleted in its entirety without the necessity of any further action by Borrower, Agent or any Bank.

          1.4. HEDGE TRANSACTIONS COVENANT. Section 9.11 of the Credit Agreement shall be amended to read in full as follows:

               SECTION 9.11. HEDGE TRANSACTIONS. Neither Borrower nor any of its Restricted Subsidiaries shall enter into Hedge Transactions with the exception that Borrower and its Restricted Subsidiaries may enter into Hedge Transactions as long as (a) (i) the aggregate notional volume of oil which is the subject of oil Hedge Transactions in existence at any time does not exceed seventy-five percent (75%) of Borrower's and its Restricted Subsidiaries' anticipated production of oil from proved, developed producing reserves during the entire term of such existing Hedge Transactions, and (ii) the notional volume of oil with respect to which a settlement is required on a particular settlement date under such oil Hedge Transactions shall not exceed (A) ninety percent (90%) of Borrower's and its Restricted Subsidiaries anticipated production of oil from proved, developed producing reserves for the period (a "Settlement Period") from the immediately preceding settlement date under any oil Hedge Transaction (or the commencement of such Hedge Transaction in the event there is no prior settlement date) to such settlement date in the case of any Settlement Period ending on or prior to April 30, 1997, and
        (B) seventy five percent (75%) of Borrower's and its Restricted Subsidiaries' anticipated production of oil from proved, developed producing reserves for any Settlement Period thereafter, and (b) (i) the aggregate notional volume of gas which is the subject of gas Hedge
        Transactions in existence at any time does not exceed seventy-five percent (75%) of Borrower's and its Restricted Subsidiaries' anticipated production of gas from proved, developed producing reserves during the entire term of such existing Hedge Transactions, and (ii) the notional volume of gas with respect to which a settlement is required on a particular settlement date under such gas Hedge Transactions shall not exceed (A) ninety percent (90%) of Borrower's and its Restricted Subsidiaries' anticipated production of gas from proved, developed producing reserves for the Settlement Period ending on such settlement date in the case of any Settlement Period ending on or prior to April 30, 1997, and (B) seventy five percent (75%) of Borrower's and its Restricted Subsidiaries' anticipated production of gas from proved, developed producing reserves for any Settlement Period thereafter.

        SECTION 2. SALE OF SALE PROPERTIES. Borrower has advised the Banks that Borrower intends to sell the Borrower's interest in some or all of the oil and gas properties described on EXHIBIT I attached hereto (the "SALE PROPERTIES"). Borrower has further advised the Banks that it intends to complete any such sale or sales of the Sale Properties pursuant to the exception to Section 9.5 of the Credit Agreement contained in clause (z) of such Section, and Borrower has requested that the Banks waive their right to make a Special Determination of the Borrowing Base in connection with any such specific sale. The Banks hereby
(i) agree with Borrower that any sale or sales of the Sale

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Properties  (the  "APPROVED  SALES")  will be deemed  sales under  clause (z) of
Section 9.5 of the Credit Agreement and will not reduce or eliminate exceptions to Section 9.5 of the Credit Agreement available under any other clause of
Section 9.5, and (ii) waive their right to require a Special Determination of the Borrowing Base in connection with any such Approved Sales.

        The waiver granted by the Banks in this SECTION 2 is expressly limited as follows: (a) such waiver is limited solely to Section 9.5 of the Credit Agreement and solely with respect to the Approved Sales, (b) such waiver shall not be applicable to any provision of any Loan Paper other than Section 9.5 of the Credit Agreement, and (c) such waiver is a limited, one-time waiver, and nothing contained herein shall obligate the Banks to grant any additional, or future waiver of Section 9.5 of the Credit Agreement or any other provision of any Loan Paper.

        SECTION 3. BORROWING BASE. In accordance with Section 4.1 and 4.4 of the Credit Agreement, effective November 1, 1996, and continuing until the next Determination Date, the Total Borrowing Base shall be $140,000,000, allocated as follows: $90,000,000 to the Facility A Borrowing Base, and $50,000,000 to the Facility B Borrowing Base.

        SECTION 4. EXTENSION OF FACILITY B TERMINATION  DATE. In accordance with
Section 2.9(b) of the Credit Agreement, Borrower has requested that the Banks extend the Facility B Termination Date from April 3, 1997 to October 30, 1997. The Facility B Termination Date is hereby extended from April 3, 1997 to October 30, 1997.

        SECTION 5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Credit Agreement contained in SECTION 1 of this Fifth Amendment shall be effective only upon, and are conditioned upon, the delivery to Agent of such resolutions, certificates and other documents as Agent shall request relative to the authorization, execution and delivery by Borrower of this Fifth Amendment. If the foregoing condition has not been satisfied by the Effective Date, this Fifth Amendment and all obligations of the Banks and Agent contained herein shall, at the option of Majority Banks, terminate.

        SECTION 6. REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce the Banks and Agent to enter into this Fifth Amendment, Borrower hereby represents and warrants to Agent as follows:

        (a) Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in
SECTION 1 hereof.

        (b) The execution, delivery and performance by Borrower of this Fifth Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower except Permitted Encumbrances.

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        (c) This Fifth Amendment constitutes the valid and binding obligation of
Borrower   enforceable  in  accordance  with  its  terms,   except  as  (i)  the
enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

        SECTION 7.    MISCELLANEOUS.

        7.1 NO DEFENSES. Borrower hereby represents and warrants to the Banks that there are no defenses to payment, counterclaims or rights of set-off with respect to the Loans existing on the date hereof.

        7.2 REAFFIRMATION OF LOAN PAPERS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

        7.3 PARTIES IN INTEREST. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        7.4 LEGAL EXPENSES. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent, in connection with the preparation, negotiation and execution of this Fifth Amendment and all related documents.

        7.5 COUNTERPARTS. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

        7.6 COMPLETE AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE
PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO

UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        7.7 HEADINGS. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.

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        IN WITNESS WHEREOF,  the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                                  BORROWER:

                                                  SNYDER OIL CORPORATION,
                                                  a Delaware corporation

                                                  By:/s/Peter E. Lorenzen
                                                  -----------------------
                                                  Its:Vice President


                                                  AGENT:

                                                  NATIONSBANK OF TEXAS, N.A.

                                                  By:/s/Scott Fowler
                                                  ------------------
                                                  Its:Vice President


                                                  BANKS:

                                                  NATIONSBANK OF TEXAS, N.A.

                                                  By:/s/Scott Fowler
                                                  ------------------
                                                  Its:Vice President


                                                  TEXAS COMMERCE BANK
                                                  NATIONAL ASSOCIATION

                                                  By:/s/Tim Perry
                                                  -------------------------
                                                  Its:Senior Vice President


                                                  BANK ONE, TEXAS, N.A.

                                                  By:/s/Brad Bartek
                                                  -----------------
                                                  Its:Vice President


                                                  WELLS FARGO BANK, N.A.

                                                  By:/s/Chad Kirkham
                                                  ------------------
                                                  Its:Vice President

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